SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 18, 1996




                            Landmark Bancshares, Inc.
                            -------------------------
             (Exact name of Registrant as specified in its Charter)





       Kansas                0-23164                  48-1142260
------------------------  --------------   ------------------------------------
(State of Incorporation)  (SEC File No.)   (IRS Employer Identification Number)



Central and Spruce Street, Dodge City, Kansas                         67801
---------------------------------------------                       ----------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number:  (316) 227-8111
                                --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)




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                          LANDMARK BANCSHARES, INC.

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------



Item 5.  Other Events
---------------------

      The Registrant announced that its Board of Directors had adopted a stock repurchase program that authorizes the repurchase, of up to 5% of the outstanding shares of the common stock of the registrant. The Registrant has received regulatory approval of the stock repurchase program.

      For further details, reference is made to the press release dated October 18, 1996, which is attached hereto as Exhibit 99 and incorporated herein by this reference.



Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------


Exhibit 99 -- Press Release dated October 18, 1996.
----------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Landmark Bancshares, Inc.

Date:October 18, 1996                    By: /s/Larry Schugart
     ----------------                        -----------------
                                         Larry Schugart
                                         President